CONFIDENTIAL TREATMENT

LICENSE AGREEMENT
THIS AGREEMENT made this 17th day of July, 2008
BETWEEN:
MDS Analytical Technologies, a business unit of MDS INC., a company incorporated pursuant to the laws of Canada, through its Sciex division, having divisional offices at 71 Four Valley Drive, Concord, Ontario, Canada, L4K 4V8
(hereinafter, “MDS AT”)
and
DVS Sciences Inc., a company incorporated pursuant to the laws of Ontario, having its head office at 70 Peninsula Crescent, Richmond Hill, Ontario, Canada, L4S 1Z5
(hereinafter, “DVS”)
WHEREAS:

A.	MDS AT is the owner by assignment of certain intellectual property rights, including, but not limited to, the Licensed IP as herein defined and specified in Schedule A hereto.

B.	MDS AT is willing to grant and DVS wishes to obtain a worldwide exclusive, royalty bearing license under the Licensed IP to [*****], as herein defined.

C.	MDS AT is further willing to grant and DVS wishes to obtain a worldwide, non-exclusive, royalty bearing license under the Licensed IP, with the right to [*****], as herein defined
THEREFORE, in consideration of the mutual promises set forth below, it is agreed as follows:

1.DEFINITIONS
In this Agreement the following terms shall have the following meanings, whether in singular or plural form:

1.1	“Flow Cytometer” means an analytical instrument that provides assay of a biological sample based on the analysis of individual cells or particles.

[*****]     Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT

1.2	“Flow Cytometry” means the art of conducting assays with a Flow Cytometer.

1.3	“Field” means [*****].

1.4
Licensed Intellectual Property” or “Licensed IP” means the patents and/or patent applications listed in Schedule A hereto, and all continuations, continuations-in-part and divisions hereof, and all further patent applications claiming or describing inventions contained in, or claiming priority to, any of the foregoing, and all patents which may issue from any of such patent applications.

1.5	“Licensed Processes” means processes and technology that are within a Valid Claim of the Licensed IP.

1.6	“Licensed Product” means the ICP MS-based Flow Cytometer that is within a Valid Claim of Licensed IP and [*****].

1.7	“Licensed Reagent” means reagent or kit that is within a Valid Claim of Licensed IP.

1.8	“Licensed Technology” means Licensed Reagents and the Licensed Products.

1.9
“Gross Sales”, for any Licensed Technology. In the case of a sale of such Licensed Technology by DVS to a purchaser who is bona fide at arm’s-length from and unrelated to DVS with no consideration involved other than the invoice price, Gross Sales means the gross selling price invoiced by DVS to such purchaser for such Licensed Technology. In all other cases, “Gross Sales” means Gross Sales that would have applied had the Licensed Technology in question been sold to a purchaser who was bona fide at arm’s-length and unrelated to DVS, with no consideration involved other than the invoice price.

1.10
“Sublicensee” means any party with which DVS enters into a sublicense agreement in accordance with this Agreement. For greater clarity it is understood that any payments made under this section are deemed to be royalty payments and therefore apply toward the minimum royalties in section 3.

1.11
Licensed Products incorporating Licensed Technology shall be deemed to have been sold or disposed of for value when they are shipped to a customer, or when they are invoiced, or when they are leased, or when any value whatsoever is received for them by DVS or a Sublicensee, whichever is first.

1.12	“Year” means a calendar year.

1.13	All sums mentioned herein shall be in Canadian dollars unless the context otherwise requires.

[*****]     Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT

1.14	“Improvements” means improvements and developments [*****].

1.15
“Valid Claim” means a claim in an issued patent of the Licensed IP which has not (i) expired, (ii) been finally adjudicated invalid or unenforceable, (iii) found invalid or unenforceable, or (iv) been abandoned.

2.GRANT OF LICENSE

2.1	MDS AT hereby grants to DVS an exclusive, royalty bearing worldwide license under the Licensed IP, with the right to sublicense [*****] within the Field.

2.2	MDS AT hereby grants to DVS a non-exclusive, royalty bearing worldwide license under the Licensed IP, [*****] Licensed Reagents in fields other than the Field.

2.3	Notwithstanding section 2.2, MDS AT retains the right to [*****].

3.FEES AND ROYALTIES

3.1
Fee in the amount of [*****] dollars, to be guaranteed by manufacturing/distributing partner of DVS (the “Guarantor”), shall be paid by DVS to MDS AT by or before December 31, 2010. Royalties paid in calendar 2010 shall be applied against this fee.

3.2	DVS shall pay to MDS AT royalties (the “Royalties”) as follows:

(i)	[*****] of the Gross Sales of Licensed Technology sold.

(ii)
If DVS grants a sublicense to a Sublicensee to make Licensed Products, DVS shall pay to MDS AT royalties equal to [*****] of the gross sales of Licensed Products sold by the Sublicensee and [*****] of any fees charged for the grant of such sublicense. For greater clarity, it is understood that any payments made under this subsection 3.3 are deemed to be royalty payments and therefore apply toward the minimum royalties required in section 5.

3.3	No Royalties shall accrue or be owed to MDS AT from DVS, including without limitation any payments under Sections 3.1 and 3.2, prior to [*****].

4.DUE DILIGENCE

4.1	DVS shall, itself or through a Sublicensee, use commercially reasonable efforts to effect introduction of Licensed Technology into the marketplace.

[*****]     Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT

5.MINIMUM ROYALTIES

5.1	DVS shall pay to MDS AT minimum royalties under this Agreement as follows:

(i)	[*****] dollars, and

(ii)	[*****]: two hundred fifty thousand ($250,000) dollars.

5.2	If DVS fails to pay the minimum royalties set forth in subsection 5.1, and such failure to pay is not cured pursuant to section 13.3 herein, such failure shall constitute a breach of this Agreement.

5.3
The minimum royalties payable for the Year in which the last-to-expire Valid Claim expires shall be pro-rated based on date of expiration of such last-to-expire Valid Claim. No minimum royalties shall be payable for any subsequent Year following the expiration of the last-to-expire Valid Claim.

6.PAYMENT OF ROYALTIES

6.1
Royalties under subsection 3.2 shall be calculated quarterly, on the last day of each quarter of the Year (the “Quarter”), and should be payable within one (1) month following the end of each Quarter for Gross Sales by DVS which have occurred during the Quarter in question until the expiration of the last-to-expire Valid Claim.

6.2
Subject to Section 5.3, the Royalty payment for each Quarter of each Year beginning with the year [*****] shall be at least equal to the pro-rated minimum royalty payment applicable to that Quarter for such Year. Any overpayment for each Quarter resulting from payment of the minimum royalty may be credited against subsequent royalties otherwise payable for the Year in question and the subsequent Year.

6.3
All payments due to MDS AT under this Agreement shall be made to the credit of MDS AT. Where Gross Sales are in a currency other than Canadian dollars, the conversion into Canadian dollars shall be calculated at the rate of exchange for DVS to sell such currency quoted by the Canadian Imperial Bank of Commerce on the last day of the Quarter in respect of which payment is due.

6.4	For greater clarity, it is understood and agreed that royalty will be paid only once for each Licensed Technology.

7.RECORDS AND REPORTS

7.1	Each royalty payment made under this Agreement shall be accompanied by a statement showing particulars of all Gross Sales for the Quarter in question, and the total royalty due and payable to MDS AT.

[*****]     Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT

7.2
DVS shall, and shall require each of its Sublicensees, to keep true and accurate records and books of account containing all data necessary for the determination of the royalties payable hereunder and to evaluate the performance of DVS or its Sublicensee. MDS AT may, upon reasonable prior notice (which shall include the name of the accountant referred to below), have such records and books of account inspected (not exceeding twice per annum) by a duly authorized independent chartered accountant, to verify the accuracy of the reports made hereunder. DVS or the Sublicensee may, by thirty (30) days’ notice to MDS AT upon receiving the notice of inspection referred to above, object to the accountant selected by MDS AT if such accountant has a conflict of interest, reasonably determined, due to having provided services currently or during the immediately preceding two (2) years to a competitor of DVS or the Sublicensee in question, and MDS AT shall then select a different independent chartered accountant who has no such conflict of interest. The accountant shall maintain its findings relating to such inspection in confidence but may disclose to MDS AT full particulars of any deficiencies or inaccuracies in reports or payments by DVS.

8.IMPROVEMENTS (If Applicable)

8.1	Each party shall [*****] during the life of this Agreement.

8.2
Improvements developed by MDS AT may [*****] be deemed to be included in this Agreement and be subject to the terms hereof, and any such application for patents or equivalent protection made in respect thereof shall [*****].

8.3
Should DVS, during the term of this Agreement, develop any Improvements [*****] , DVS shall disclose the same to MDS AT. DVS shall grant to MDS AT a non-exclusive, royalty free[*****] license, [*****] to [*****] such Improvements in research and development only.

9.PATENTS AND PATENT APPLICATIONS

9.1
At all times during the term of this Agreement and, [*****], DVS shall control, in consultation with MDS AT, [*****] prosecuting any [*****] relating to [*****]. DVS shall advise MDS AT of [*****] in a timely manner to allow MDS AT to comment thereon and shall take into fair consideration any such comments.

9.2
MDS AT shall control, in consultation with DVS, [*****] prosecution [*****] of patents and patent applications for the Licensed Reagents not in the Field. MDS AT shall advise DVS of [*****] in a timely manner to allow DVS to comment thereon and shall take into fair consideration any such comments.

[*****]     Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT

9.3
DVS and MDS AT each agree to provide reasonable support to the other for the prosecution [*****] and Licensed Reagents not in the Field under Sections 9.1 and 9.2, respectively, at no cost to the other Party.

9.4
If MDS AT believes, [*****] that it will not [*****] obtain a [*****] patent [*****] included in the Licensed IP, or that it would not be [*****] maintaining one of the Licensed IP, then it may discontinue such prosecution or maintenance, but it shall give DVS advance notice of such intention to discontinue so that DVS may [*****] the patent application or patent in question. In this instance, the patent application or patent in question will [*****].

10.INFRINGEMENT OF THIRD PARTIES

10.1	MDS AT shall have the right to bring an action for infringement of the Licensed IP against alleged infringers. [*****]

10.2
If DVS’s exercise of their rights under this license infringes or is alleged or suspected to infringe on the intellectual property rights of an arm’s-length third party, then DVS shall so advise MDS AT, and DVS may:

(i)	determine that [*****] does not infringe the third party’s intellectual property rights, or

(ii)	attempt [*****], or

(iii)	obtain a license [*****], or

(iv)	[*****].

11.WARRANTIES

11.1	MDS AT is the owner of certain intellectual property rights, including, but not limited to, the Licensed IP referred to in Schedule A hereto and has the right to grant this License.

11.2	MDS AT, DVS and Guarantor each represent that they respectively have the capacity and authority to enter into this Agreement.

11.3	The Licensed IP is in good standing and to the knowledge of MDS AT the Licensed IP is valid and enforceable.

11.4	MDS AT otherwise makes no warranties, express or implied, as to any matter whatsoever, including without limitation:

[*****]     Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT

(i)	the condition of the Licensed Technology or results derived therefrom, or

(ii)	the merchantability, utility, or fitness for a particular purpose of the Licensed Technology or results derived therefrom, or

(iii)	the scope of the Licensed IP or that the Licensed IP may be exploited by DVS without infringing other patents.

12.INDEMNIFICATION

12.1
DVS will indemnify, defend and hold harmless MDS AT, its Affiliates, employees, representatives or agents, from and against all actions, suits, claims or proceedings and any damages, costs expenses (including legal costs) or liability of any kind or incurred by MDS AT in any action whatsoever against MDS AT, its Affiliates, employees, representatives or agents, including all infringement actions relating to practice of the Licensed Technology and liability therefrom:

(i)	arising out of the performance by DVS or by others at the request of DVS (more specifically Sublicensees of DVS) functions and/or products contemplated by this Agreement, or

(ii)
resulting from the negligent acts or omissions of DVS’s employees, representatives or agents (more specifically Sublicensees of DVS) in connection with this Agreement, whether or not information or material supplied by MDS AT is utilized, or

(iii)	in respect of any direct, consequential or other damage awarded against MDS AT resulting from the use, sale or other disposition by DVS or its customers of Licensed Technology.

12.2
MDS AT will indemnify, defend and hold harmless DVS, its Affiliates, employees, representatives or agents, from and against all actions, suits, claims or proceedings and any damages, costs expenses (including legal costs) or liability of any kind or incurred by DVS in any action whatsoever against DVS, its Affiliates, employees, representatives or agents:

(i)	arising out of the performance by MDS AT or by others at the request of MDS AT functions and/or products contemplated by this Agreement, or

(ii)	resulting from the negligent acts or omissions of MDS AT’s employees, representatives or agents in connection with this Agreement.

12.3
DVS agrees that it and any Sublicensee will be required to maintain, for so long as is reasonably necessary, general comprehensive liability and product liability insurance in an amount reasonably necessary to enable them to carry out their obligations under this section.

12.4	In the event that any of an Indemnitor’s agents, employees or permitted assigns attend at the Indemnitee facilities or use Indemnitee’s equipment in relation to this

[*****]     Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT

Agreement, Indemnitor assumes responsibility and will exonerate and hold harmless Indemnitee from and against any liability or any damage to property or injury including death to persons that may be caused by said persons when on Indemnitee property, and shall also be responsible for any injury or death which may be sustained by such persons and for public liability insurance for the negligent acts or omissions of such persons as well as workers compensation coverage for such persons while on Indemnitee property.

12.5	The indemnification obligations of the Parties under Sections 12.1, 12.2 and 12.3 shall apply only if:

(i)	Indemnitee promptly notifies the Indemnitor in writing after the Indemnitee receives notice of any claim; and

(ii)	Indemnitor is given the opportunity to manage and control the defense and/or settlement of such claim; and

(iii)	Indemnitee reasonably co-operates with the Indemnitor and its legal representatives in the defense and/or settlement of any such claim; and

(iv)	Indemnitee refrains from making any admission of liability or any attempt to settle the claim without the Indemnitor’s prior written consent.

12.6
Notwithstanding the foregoing, the Indemnitor shall not be liable to indemnify any Indemnitee to the extent that the claim arises out of the Indemnitee’s negligence, bad faith, willful misconduct, or breach of this Agreement or any obligation to a third party.

13.TERM AND TERMINATION

13.1
This Agreement is effective as of the date written above and shall, subject to the remainder of this section, remain in force until the expiry of the last Valid Claim unless terminated earlier pursuant to sections 13.2, 13.3 and 13.4 herein.

13.2
MDS AT may at its option terminate this Agreement immediately (and shall promptly give DVS notice of such termination) and avail itself of such other legal remedies as are appropriate, in the event that DVS at any time becomes insolvent, or makes an assignment for the benefit of creditors, or has a petition in bankruptcy filed against it.

13.3
If either party commits a material breach of this Agreement, then the aggrieved party may give written notice of such breach to the defaulting party. If such breach is not cured within sixty (60) days from the date of the notice, or if the breach is correctible but not within such sixty (60) days, then if the defaulting party does not take prompt steps within the sixty (60) days to cure the default and diligently pursue such steps thereafter, then the aggrieved party may terminate this Agreement by written notice to the other, the written notice to take effect when it is given.

13.4	DVS may terminate this Agreement at any time after the date hereof, either in its entirety or as to any country or countries. Such termination shall be on at least ninety (90) days’

[*****]     Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT

written notice and upon payment of the Guarantee under section 3.1 herein, and fulfillment of such other obligations as set for in section(s) 6, 8, 9, 12, 14, 16, 17, 19, and 20.3.

14.CONFIDENTIAL INFORMATION

14.1
Each party agrees to respect and maintain Confidential Information as defined in this section 14.1, which it acquires from the other party by virtue of this Agreement, and will not disclose to any third party nor make any use of such Confidential Information without prior written consent of the other party, which consent shall not unreasonably be withheld provided that DVS takes such reasonable and contractual steps to ensure Sublicensees agree to be under a similar duty of confidentiality with respect to MDS AT’s confidential information as DVS. “Confidential Information” shall mean information deemed to be confidential by MDS AT or DVS (“Provider”) and disclosed to the other party (“Recipient”)in confidence and including, but not limited to, know-how, trade secrets, all information, knowledge or data of an intellectual, technical, scientific, commercial, financial or industrial nature, either in written documentation, oral or visual information, whether by inspection of parts or equipment or otherwise, subject to the exceptions set out below. Oral information deemed to be confidential by the Provider, shall be reduced to writing within thirty (30) days from the date of disclosure and provided to the Recipient.

14.2	The obligations of confidentiality in subsection 14.1 shall not apply to information which the Recipient can establish by written proof:

(i)	is or becomes a part of the public domain other than by a disclosure in breach of this Agreement, or

(ii)	was known to the receiving party prior to the Recipient’s receipt of the information in question, or

(iii)	comes into the hands of the Recipient from a third party who is entitled to make such disclosure and has no obligation of confidence to the disclosing party, or

(iv)	was developed by the Recipient independently of the information received from the disclosing party, or

(v)	is approved for release by written authorization of both DVS and MDS AT.

15.RIGHT OF ASSIGNMENT

15.1	The obligations of DVS hereunder, including the obligation to report and pay royalties, shall run in favour of the successors and assigns or other legal representatives of MDS AT.

15.2
In the event of the sale, consolidation, reorganization or otherwise of DVS of all or substantially all of the assets related to the Licensed Technology, MDS AT shall consent to negotiate a commercially reasonable license to such person, firm or corporation succeeding to all or substantially all of DVS’s business relating to the Licensed Technology provided that such person,

[*****]     Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT

firm or corporation shall, without delay, accept in writing the provisions of this Agreement and agree to become in all respects bound thereby in the place of DVS.

16.USE OF OTHER PARTY’S NAME

16.1
Neither party shall use the other party’s name in any advertising material relating to Licensed Technology, without the prior written consent of the other party, as well as consent as to the content of such advertising material relating to the Licensed Technology by the other party.

16.2
Each party shall obtain the prior approval of the other, such approval not to be unreasonably withheld or delayed, to the content of any written publicity, news release or other public statement or announcement relating to this Agreement, prior to originating or releasing it.

17.INVALID CLAUSE

17.1
If any term of this Agreement is held invalid by a court of competent jurisdiction, such provision shall be deemed to be of no effect and the remainder of this Agreement shall continue in force. The parties shall use their best efforts to replace the invalid term with a term which is valid and as nearly as possible achieves the intent of the invalid term.

18.NO AGENCY

18.1
Each party is an independent contractor, and neither is an agent of the other nor is responsible for the debts and obligations of the other. Neither party has any authority to commit or bind the other.

19.NOTICES

19.1
All notices and other communications required or permitted to be given hereunder shall be in writing and shall be sent to the following addresses or such other addresses as the parties may from time to time advise:

MDS INC., through its MDS AT division,
[*****]
[*****]
Attention: [*****]
[*****]
Facsimile: [*****]
Copy to: [*****]

DVS Sciences Inc.
[*****]
[*****]
Attention: [*****]

[*****]     Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT

19.2
In order for any notices, requests, directions, or other communications to be effective, they will be delivered in person; or, sent by registered mail, or facsimile addressed to the party for whom it is intended at the above-mentioned address and will be deemed to have been received, if sent by registered mail, within five (5) days from the date of the postal receipt; if sent by facsimile or e-mail, when transmitted, as long as the sender subsequently confirms with the recipient that it has been received. The address of either party may be changed by notice in the manner set out in this provision.

20.GENERAL

20.1	This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

20.2
This Agreement constitutes the entire understanding between the parties concerning the subject matter hereof, and any amendments or modification shall not be binding upon each party unless it is in writing and signed by a duly authorized representative of each party.

20.3
This Agreement shall be interpreted and governed by the laws of the Province of Ontario in Canada as applied to transactions taking place entirely within Ontario between Ontario residents and whose courts shall have exclusive jurisdiction in respect of all disputes relating to or arising out of this Agreement.

20.4
The persons signing on behalf of the parties to this Agreement hereby warrant and represent that they have authority to execute this Agreement on behalf of, and bind, the party for whom they have signed.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

DVS Sciences, Inc.	MDS Analytical Technologies, through its Sciex division
Per: [*****]	Per: [*****]
Name: [*****]	Name: [*****]
Title: [*****]	Title: [*****] [*****]

Guarantor
Per: [*****]
Name: [*****]
Company: [*****]
Title: [*****]

[*****]
[*****]
[*****]
[*****]
[*****]

[*****]     Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT

SCHEDULE A

Country	Patent	Serial/Patent No.
[*****]	[*****]	[*****]

[*****]		[*****]

[*****]		[*****]

[*****]		[*****]

[*****]		[*****]

[*****]		[*****]

[*****]		[*****]

[*****]		[*****]

[*****]		[*****]

[*****]		[*****]

[*****]	[*****]	[*****]

[*****]		[*****]

[*****]		[*****]

[*****]		[*****]

[*****]		[*****]

[*****]

[*****]

[*****]

[*****]

[*****]     Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.